Exhibit 32(a)



In connection with the CNB Florida Bancshares, Inc. (the "Company") Quarterly Report on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof, (the "Report"), I, K.C. Trowell, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:



     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


     2.        The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                            /s/  K.C. Trowell
                                            ------------------------------------
                                            K.C. Trowell
                                            Chairman of the Board, President and
                                            Chief Executive Officer